AMENDMENT NO. 12
                                       TO
                     ALLTEL CORPORATION PROFIT-SHARING PLAN
                          (January 1, 1994 Restatement)



                       WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Profit-Sharing Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

                       WHEREAS, the Company desires further to amend the Plan;

                       NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth.

                       1. Effective as of April 1, 1999, Section 9.04 of the Plan is amended by adding a new subsection (y) at the end thereof to provide as follows:

             (y) In determining Years of Eligibility Service for an Employee who was an employee of Corporate Solutions International, Inc. ("CSI") immediately prior to April 1, 1999, and became an Employee on April 1, 1999, the Employee's period or periods of employment with CSI prior to April 1, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

                       2. Effective as of April 1, 1999, Section 9.05 of the Plan is amended by adding a new subsection (y) at the end thereof to provide as follows:

             (y) In determining Years of Vesting Service for an Employee who was an employee of Corporate Solutions International, Inc. ("CSI") immediately prior to April 1, 1999, and became an Employee on April 1, 1999, the Employee's period or periods of employment with CSI prior to April 1, 1999 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Vesting Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Vesting Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.


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                       3. Effective as of August 1, 1999, Section 13.05 of
the Plan is amended by adding a new subsection (jj) at the end thereof to provide as follows:

             (jj)      Each person who

                        (i) was an active employee of BancWest Corporation of Honolulu, Hawaii and became an Employee on August 1, 1999;

                       (ii) met the eligibility requirements to become a Participant on or before the last day of the 1999 Plan Year; and

                       (iii) is not otherwise eligible for an allocation of Employer Contribution for the 1999 Plan Year under Section 13.04;

                       shall receive an allocation of Employer Contribution for the 1999 Plan Year as provided in this subsection (jj), if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1999 Plan Year and the denominator of which is three hundred sixty-five
                       (365). Subject to the last sentence of Section 13.01, the portion of Employer Contribution assigned to the Region including such Participants shall be specified on the Schedule for the 1999 Plan Year and shall be allocated among the Participants in such Region as provided in
                       Section 13.04, but without regard to the requirement that a Participant have a Year of Participation. Notwithstanding the provisions of Section 13.04, any Participant who would receive an allocation of Employer Contribution under this subsection (jj) but for his transfer of employment prior to December 31, 1999, shall be deemed to be in the Region including the Participants eligible under this subsection (jj) for the 1999 Plan Year.

                       4. Effective as of February 22, 1999, Article XXIII of the Plan is amended by adding a new section 23.03 at the end thereof to provide as follows:

         23.03    Extension of Coverage to Certain Georgia Exchange Employees
                  -----------------------------------------------------------

                     Effective beginning February 22, 1999, and as more specifically hereinafter provided, the proviso to paragraph
                     (a)(1) of Section 1.12 shall not apply to and coverage under the Plan shall be extended to a person who on or after February 22, 1999 is an Employee and who on or before February 22, 1999 was in the bargaining unit described in National Labor Relations Board Case 10-RD-1320 (a "Decertified Employee"): For purposes of Sections 13.01, 13.02, 13.03, 13.04, and 13.06, for the Plan Year ending
                     December 31, 1999, a Decertified Employee who would have been an Eligible Employee at relevant times during the Plan

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                     Year ending December 31, 1999 but for paragraph (a)(1) of
                     Section 1.12 shall be treated as an Eligible Employee at such relevant times during the Plan Year ending December 31, 1999.


                  IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 5th day of August, 1999.


                                              ALLTEL CORPORATION



                                              By:/s/John L. Comparin
                                                 -------------------------------
                                                 Title: Sr. V.P. Human Resources





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